PRESS RELEASE

Neoware Acquires Visara’s Thin Client Business
Neoware Broadens Its Technology Portfolio with Innovative Linux Solutions to
Accelerate IBM Mainframe and Midrange Customer Adoption of Thin Clients

     KING OF PRUSSIA, Pa. and MORRISVILLE, N.C., Sept. 22, 2004 – Neoware Systems (Nasdaq:NWRE) and privately-held Visara International, which owns the business previously known as Memorex Telex, today announced that Neoware has acquired Visara’s thin client business including all thin client assets, licenses to intellectual property, customer lists, customer contracts and non-competition agreements, for approximately $3.7 million in cash plus a potential earn-out based upon performance. In addition to the acquisition of Visara’s thin client business, Neoware and Visara have entered into an agreement under which Neoware will promote and sell Visara’s enterprise product lines. Effective immediately, all Visara thin client products are available directly from Neoware and from Neoware and Visara-authorized resellers.

     Visara International, which owns the business previously known as Memorex Telex, has been an industry-leading provider of IBM host solutions for over 35 years. Visara continues to introduce innovative technologies that enable global enterprises to leverage their IBM systems, including Linux-based thin client solutions that connect to mainframes and midrange systems via coax or twinax infrastructure. Selling the thin client product and technology to Neoware will enable Visara to focus on its core enterprise product line including its master console solutions, communication servers, printers and displays, continuing to offer a full portfolio of network and systems management solutions.

     The acquisition of Visara’s thin client product line, including its unique, Linux-based coax and twinax technology, broadens Neoware’s software and technology portfolio in the thin client appliance market. With this new technology and with Neoware’s partnership with Visara, Neoware can supply IBM customers with coax and twinax-attached thin clients that can be plugged into a company’s existing infrastructure, powered on, and provide access to Windows, web and host-based applications, without replacing the existing coax or twinax wiring. Neoware and Visara intend to collaborate on future strategic business opportunities that leverage their complementary strengths. Sales of IBM mainframes grew an impressive 20% in 2003 to $6.8 billion in revenue, according to Gartner. More than 30% of enterprise customers continue to use older network infrastructures, including coax and twinax, according to an independent survey conducted in May 2003 by TechRepublic. By acquiring Visara’s coax and twinax technology, Neoware now has the opportunity to provide Windows, web, and host-based application access to these enterprise customers.

     “With this acquisition, Neoware further enhances our software portfolio with innovative new technologies that integrate IBM host environments with Linux, Windows and the web. By acquiring Visara’s product line and technology we have the opportunity to further enhance our relationships with large enterprise customers and bring additional technology to them through our relationship with IBM,” stated Michael Kantrowitz, Chairman and CEO of Neoware. “Visara and Neoware customers are assured of continued development, quality products and superior services from a financially strong company that is committed to leadership in thin client appliance computing.”

     “Visara is committed to delivering innovative solutions to its customers. This transaction enables us to focus on our enterprise business and we also add Neoware as a new partner to deliver Visara’s enterprise product lines to new customers,” said James T. Mathews, Chief Executive Officer of Visara International. “Visara’s products bring efficiency, performance, and simplicity to our customers’ networks. The additional capital from the sale of our thin client product line will enable us to further increase our competitive advantage and deliver greater security and network customization to our customers.”

About Neoware

     Neoware’s software, services, and thin client appliances make computing more secure, manageable, reliable and affordable by enabling global enterprises to fully leverage server-based computing. By incorporating open, standards-based technologies and eliminating the obsolescence that is built into standard PC architectures, Neoware provides enterprises with increased flexibility and choice, as well as lower up-front and total costs.

     Neoware’s software products enable enterprises to gain control of their desktops, and to integrate mainframe, midrange, UNIX and Linux applications with Windows(r) and the web. Neoware’s thin client appliances enable enterprises to run applications on servers, and display them across wired or wireless networks on secure, managed, reliable appliances that cost as little as one fourth the price of today’s typical business PC. Neoware services enable corporations to benefit from server-based computing with training and end-to-end support.

     Neoware’s products are available worldwide from IBM, as well as from select, knowledgeable resellers. More information about Neoware can be found on the Web at http://www.neoware.com or via email at invest@neoware.com. Neoware is based in King of Prussia, PA.

     Neoware is a registered trademark of Neoware Systems, Inc. All other names products and services are trademarks or registered trademarks of their respective holders.

About Visara

     Visara International is delivering the power of Network Computing today. Headquartered near Research Triangle Park, NC, Visara is a global leader in the innovation and development of network computing solutions. With over 35 years in the industry, Visara has an installed base of over 3 million networked desktop devices worldwide. Combining innovation and experience makes Visara a leading designer and manufacturer of inter-network solutions. With offices throughout North America and internationally, Visara designs, delivers and services its products through a worldwide network of direct and indirect sales. For additional information about Visara’s products and solutions, please visit our website at http://www.visara.com or email us at info@visara.com.

     This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding: our broadened hardware and software portfolio and product offerings; our future collaboration with Visara; the opportunity to provide our products to Visara’s and IBM’s enterprise customers; the extension of the product line’s leadership position into IBM Mainframes; the opportunity for us to increase revenues and profits as a result of the acquisition; our continued development and support of quality products; our commitment to hold a leadership position in the thin client segment of the PC market; our commitment to our OEM and direct customers; the continued growth and profitability of our business; the benefits of our business model; and our competitive advantage. These forward-looking statements involve risks and uncertainties. Factors that could cause actual results to differ materially from those predicted in any such forward-looking statement include: our ability to successfully integrate the Visara thin client business, including the retention of Visara’s existing customers; our timely development and customers’ acceptance of our products, including the former Visara products; our ability to continue to lower our costs; pricing pressures; rapid technological changes in the industry; growth of the thin client computing segment of the PC market; growth of the host access software market; increased competition; our ability to attract and retain qualified personnel; our ability to identify and successfully consummate and integrate future acquisitions; adverse changes in customer order patterns; adverse changes in general economic conditions in the U.S. and internationally, risks associated with foreign operations and political and economic uncertainties associated with current world events. These and other risks are detailed from time to time in Neoware’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its report on Form 10-K for its fiscal year ended June 30, 2004.

CONTACT: For Neoware Systems, Inc.

Cameron Associates
Kevin McGrath
(212) 245-8800, Ext. 203
kevin@cameronassoc.com

Keith Schneck, Chief Financial Officer
(610) 277-8300, Ext. 1072
kschneck@neoware.com

For Visara International
Dave Turner, Vice President Sales and Marketing
(919) 882-5413
turner@visara.com

Scott Lewis, Director, Marketing
(919) 882-5413
slewis@visara.com